W&R Target Funds, Inc.

         Supplement dated June 8, 2004 to the Prospectus dated May 1, 2004

The following information replaces the disclosure regarding the management of Small Cap Value Portfolio in the Section entitled "Portfolio Management":

Small Cap Value Portfolio: Paul Haagensen is primarily responsible for the management of Small Cap Value Portfolio. Mr. Haagensen has held his Portfolio responsibilities since the inception of the Portfolio, and was Portfolio Manager for Advantus Small Company Value Portfolio of Advantus Series Fund, Inc., the predecessor to the Small Cap Value Portfolio, since May 2003. He is a Managing Director of State Street Research, and has been with State Street Research since August 2002. From 1984 to August 2002, Mr. Haagensen was employed by Putnam Investments, serving as a senior analyst and portfolio manager. He is a Chartered Financial Analyst.